Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TRAC Intermodal LLC (the Registrant) on Form 10-Q for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof, I, Chris Annese, Chief Financial Officer and Senior Vice President of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)             The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2)             The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chris Annese
Chris Annese
Chief Financial Officer and Senior Vice President

Date:  May 12, 2014